UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On December 23, 2013, Eagle Rock Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), issued a press release announcing that it has entered into a Contribution Agreement dated as of December 23, 2013 (the “Contribution Agreement”), with Regency Energy Partners, LP, a Delaware limited partnership and Regal Midstream LLC, a Delaware limited liability company.  Pursuant to the Contribution Agreement, the Partnership will contribute (the “Midstream Contribution”) to Regal (a) 100% of the equity interests in (i) Eagle Rock Marketing, LLC, a Delaware limited liability company, (ii) Eagle Rock Pipeline GP, LLC, a Delaware limited liability company, and (iii) Eagle Rock Gas Services, LLC, a Delaware limited liability company and (b) 100% of the limited partner interests in (i) Eagle Rock Pipeline, L.P., a Delaware limited partnership and (ii) EROC Midstream Energy, L.P., a Delaware limited partnership (the interests described in clauses (a) and (b) collectively, the “Contributed Interests”).   The Contributed Interests, upon the closing of the Midstream Contribution and after giving effect to the certain transfers to be effected prior to the closing of the Midstream Contribution, will represent the assets and operations that collectively comprise the midstream business of the Partnership.

In connection with the Contribution Agreement, Joseph A. Mills, Chief Executive Officer of Eagle Rock Energy G&P, LLC, which is the general partner of the general partner of Partnership, and Jeffrey P. Wood, Senior Vice President and Chief Financial Officer of G&P LLC participated in a press conference to announce the transaction at 9:00 a.m. (central time) on Monday, December 23, 2013. The slideshow presentation that accompanied the presentation made by Messrs. Mills and Wood at the press conference is being furnished to the Securities and Exchange Commission and is attached hereto as Exhibit 99.2.  The presentation contains important information regarding the Partnership and may also be accessed by going to www.eaglerockenergy.com, selecting Investor Relations, then Presentations.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

On December 23, 2013, the Partnership issued a press release announcing that it has entered into the Contribution Agreement.  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute the solicitation of any vote, proxy or approval.  This Current Report on Form 8-K relates to a potential transaction between the Partnership and Regency.  This Current Report on Form 8-K is not a substitute for any proxy statement or any other document which the Partnership may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction.  In connection with the proposed transaction, the Partnership will file with the SEC a proxy statement for the unitholders of the Partnership.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any such documents will be available free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to the Partnership’s Investor Relations Department, Eagle Rock Energy, L.P., 1415 Louisiana Street, Suite 2700, Houston, TX 77002, telephone number (281) 408-1200.

Participants in the Solicitation

The Partnership and Regency and their respective general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in respect of the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of the Partnership in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

Forward Looking Statements

This Current Report on Form 8-K may include “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future, are forward-looking statements and speak only as of the date on which such statement is made. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership. These include, but are not limited to, the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized.  Additional risks include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, risks related to volatility or declines (including sustained declines) in commodity prices; market demand for crude oil, natural gas and natural gas liquids; the effectiveness of the Partnership’s hedging activities; the Partnership’s ability to retain key customers; the Partnership’s ability to continue to obtain new sources of crude oil and natural gas supply; the availability of local, intrastate and interstate transportation systems and other facilities to transport crude oil, natural gas and natural gas liquids; competition in the oil and gas industry; the Partnership’s ability to obtain credit and access the capital markets; general economic conditions; and the effects of government regulations and policies. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statements. The Partnership assumes no obligation to update any forward-looking statement as of any future date. For a detailed list of the Partnership’s risk factors, please consult the Partnership’s Form 10-K, filed with the SEC for the year ended December 31, 2012 and the Partnership’s Forms 10-Q filed with the SEC for subsequent quarters, including the Partnership’s Form 10-Q filed for the quarter ended September 30, 2013 as well as any other public filings, and press releases.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 23, 2013 issued by Eagle Rock Energy Partners, L.P.

99.2	Investor Presentation — December 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its General Partner

	By:	Eagle Rock Energy G&P, LLC,
its General Partner

	By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

Date: December 23, 2013

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated December 23, 2013 issued by Eagle Rock Energy Partners, L.P.

99.2	Investor Presentation — December 23, 2013.